Eaton Vance Tax-Managed International Growth Fund

                            Supplement to Prospectus
                                      dated
                                  March 1, 2002


Class A shares of Eaton Vance Tax-Managed International Growth Fund purchased on or after February 1, 2003 will be subject to a 1% redemption fee if they are redeemed within three months of the settlement of the purchase. In this connection, the prospectus is amended as follows:

1. The following is added to the "Shareholder Fees" table under "Fund Fees and Expenses" on page 8 of the prospectus:

     Redemption Fee (as a percentage of amount redeemed)* 1.00%

     * Shares of Tax-Managed International Growth Fund purchased on or after February 1, 2003 will be subject to a redemption fee if they are redeemed or exchanged within three months of the settlement of the purchase.

     Under "Example", the cost of investing in Class A shares for one year would increase by $100 if the shares are redeemed or exchanged within three months of the settlement of the purchase.

2. The following replaces the first paragraph under "Contingent Deferred Sales Charge" on page 18 of the prospectus:

     Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund; however, Class A shares of Tax-Managed International Growth Fund purchased on or after February 1, 2003 will be subject to a 1.00% redemption fee if they are redeemed or exchanged within three months of the settlement of the purchase.

3. The following replaces the first full paragraph after the table under "Redeeming Shares" on page 19 of the prospectus:

     Class A shares of Eaton Vance Tax-Managed International Growth Fund purchased on or after February 1, 2003 will be subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

     If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemption section of the account application.


January 15, 2003                                                       TMCOMBPS3